Rule 497(e)
                                        Registration No. 33-73824
                                                File No. 811-8274


                         MASSMUTUAL INDEXED EQUITY FUND
                    SUPPLEMENT DATED DECEMBER 1, 1998 TO THE
                         PROSPECTUS DATED JULY 1, 1998

THE PROSPECTUS IS CHANGED AS FOLLOWS:

1. The Table relating to CLASS Y under the heading EXPENSES on page 3 of the Prospectus is replaced with the following table:



------------------------------------------------------------------------------
                                Class A Shares  Class Y Shares  Class S Shares
------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge
 Imposed on Purchases           None            None            None
Maximum Sales Charges Imposed
 on Reinvested Dividends        None            None            None
Maximum Deferred Sales Charge   1.00%(1)        None            None
Exchange Fee                    None            None            None
Redemption Fee                  None            None            None
ANNUAL OPERATING EXPENSES
(As a percentage of average
 net assets)
Management Fees                 .05%            .05%            .05%
Rule 12b-1 Fees                 .25%            None            None
Other Expenses(2)               .78%            .40%            .37%

TOTAL OPERATING EXPENSES(2)     1.08%           .45%(3)         .42%(4)
------------------------------------------------------------------------------


(1) You may have to pay a contingent deferred sales charge of up to 1% if you sell any Class A shares within 12 months of the date on which you first purchased Class A Shares of any series of the Trust. See "How to Purchase, Exchange and Redeem Shares" for more information on the contingent deferred sales charge.

(2) Other Expenses and Total Operating Expenses are based on estimated amounts for the current fiscal year, but restated to give effect to a reduction in administrative service fee charged to the Fund (which was effective on December 1, 1998).

(3) Class Y Investors may also be subject to charges imposed in their administrative services or other agreement with the Adviser. See "How To Purchase, Exchange And Redeem Shares - Features and Eligibility Requirements of Each Class."

(4) There are no current client expenses for separate investment accounts purchasing Class S shares, but employee benefit plans that invest in MassMutual separate investment accounts are subject to charges imposed in their group annuity contracts as set forth in their respective Plan Documents. See "Glossary" for a definition of Plan Documents.

EXAMPLES:  An investor would pay the following expenses on an investment of
           $1,000 in the Fund assuming: (a) a 5% annual return and (b) redemption at the end of each time period.



------------------------------------------------------------------------------
                    CLASS A SHARES      CLASS Y SHARES      CLASS S SHARES
------------------------------------------------------------------------------

1 YEAR              $21                 $ 5                 $ 4

3 YEARS             $34                 $14                 $13

------------------------------------------------------------------------------


An investor would pay the following expenses on the same investment, assuming no redemption:



------------------------------------------------------------------------------
                    CLASS A SHARES      CLASS Y SHARES      CLASS S SHARES
------------------------------------------------------------------------------

1 YEAR              $11                 $ 5                 $ 4

3 YEARS             $34                 $14                 $13

------------------------------------------------------------------------------


These Examples are based on the Fund's "Total Operating Expenses," as described above. PLEASE REMEMBER THAT THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Examples of a 5% annual return is required by regulations of the SEC and is applicable to all mutual funds. The assumed 5% return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares.

2. The second sentence in the third paragraph on page 6 of the Prospectus, under the heading "FEATURES AND ELIGIBILITY REQUIREMENTS OF EACH CLASS" under the caption "CLASS Y SHARES", is hereby replaced with the following:

Class Y Shares may also be purchased by: certain other institutional investors with assets in excess of $10 million that enter into an agreement with the Adviser or an affiliate of the Adviser, including insurance company separate investment accounts; MassMutual separate investment accounts; and other registered investment companies managed by the Adviser or an affiliate of the Adviser, including other series of the Trust.

3.  The following sentence is added after the second sentence in the second
full paragraph on page 8, under the caption PURCHASE OF SHARES:   "MassMutual
separate investment accounts may purchase Class Y shares directly from the Trust."

4. The fourth sentence in the first paragraph under the caption FUND ADMINISTRATOR AND SUB-ADMINISTRATOR ON PAGE 10 of the Prospectus is replaced with the following:

The Trust, on behalf of the Fund, pays MassMutual an administrative services fee monthly for the administrative services performed at annual rates of the average daily net assets of the applicable class of shares of the Fund as follows: .7688% for Class A shares; .3888% for Class Y Shares; and .3588%. for Class S Shares.

December 1, 1998







                         MASSMUTUAL INDEXED EQUITY FUND
                    SUPPLEMENT DATED DECEMBER 1, 1998 TO THE
             STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 1998

THE STATEMENT OF ADDITIONAL INFORMATION IS CHANGED AS FOLLOWS:

1.  The third sentence in the first paragraph under the caption "FUND
                                                                 ----
ADMINISTRATOR AND SUB-ADMINISTRATOR" on page B-16 of the Statement of
-----------------------------------
Additional Information is replaced with the following:

The Trust, on behalf of the Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund equal to .7688% for Class A shares;
 .3888% for Class Y Shares; and .3588% for Class S Shares.

December 1, 1998